Omnicom Group

SECOND QUARTER 2007 RESULTS

Investor Presentation

July 24, 2007

Exhibit 99.2

The following materials have been prepared for use in the July 24, 2007 conference call on Omnicom’s results of operations for the quarter ended June 30, 2007. The call will be archived on the Internet at

http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements

Certain of the statements in this document constitute forward-looking statements within the meaning of the Private

Securities Litigation Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,”

“could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement.

Other Information

All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not,

nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

2007 vs. 2006 P&L Summary

2007

2006

%

2007

2006

%

Revenue

3,126.1

$

2,823.4

$

10.7%

5,966.7

$

5,386.3

$

10.8%

Operating Income

461.6

417.4

10.6%

777.1

701.9

10.7%

% Margin

14.8%

14.8%

13.0%

13.0%

Net Interest Expense

22.2

25.5

40.5

40.7

Profit Before Tax

439.4

391.9

12.1%

736.6

661.2

11.4%

% Margin

14.1%

13.9%

12.3%

12.3%

Taxes

148.8

131.7

249.3

222.6

% Tax Rate

33.9%

33.6%

33.8%

33.7%

Profit After Tax

290.6

260.2

11.7%

487.3

438.6

11.1%

Equity in Affiliates

12.5

6.3

17.7

11.2

Minority Interest

(26.4)

(22.4)

(45.3)

(40.1)

Net Income

276.7

$

244.1

$

13.4%

459.7

$

409.7

$

12.2%

Second Quarter

Year to Date

2007 vs. 2006 Earnings Per Share (a)

Earnings per Share:

Basic

Diluted

  Growth Rate, Diluted

Weighted Average Shares (millions):

Basic

Diluted

Dividend Declared Per Share

$  0.85%

0.84%

   18.3%

325.8%

330.8%

$0.15%

2006

2007

Second Quarter

$  0.72

0.71

340.5
344.1

$0.125

$  1.40%

1.38%

17.9%

328.4%

333.5%

$0.275%

2006

2007

Year to Date

$  1.18

1.17

347.3
350.4

$0.25

(a)

In connection with our two-for-one stock split distributed on June 25, 2007, which was effected in the form of a 100% stock dividend, all current and prior period per share amounts and weighted average share amounts have been adjusted in accordance with SFAS No. 128, “Earnings per Share.”

2007 Total Revenue Growth

(a)

To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue.  The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b)

Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses.  Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)

Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

4

$

%

$

%

Prior Period Revenue

2,823.4

$

5,386.3

$

Foreign Exchange (FX) Impact (a)

88.7

3.1%

176.0

3.3%

Acquisition Revenue (b)

6.2

0.2%

8.3

0.1%

Organic Revenue (c)

207.8

7.4%

396.1

7.4%

Current Period Revenue

3,126.1

$

10.7%

5,966.7

$

10.8%

Second Quarter

Year to Date

Second Quarter

Year to Date

Advertising

43.5%

PR

10.3%

CRM

35.8%

  Specialty

10.4%

Advertising

43.7%

PR

10.3%

CRM

35.9%

Specialty

10.1%

(a)  “Growth” is the year-over-year increase or decrease from the prior period.

2007 Revenue By Discipline

Pie Chart

$ Mix

% Growth

(a)

$ Mix

% Growth

(a)

Advertising

1,366.5

11.8%

####

Advertising

2,592.3

11.3%

CRM

1,121.0

14.8%

####

CRM

2,137.7

14.5%

PR

321.7

11.9%

####

PR

615.8

12.7%

Specialty

316.9

-5.9%

####

Specialty

620.9

-3.5%

Second Quarter

United
States

53.7%

UK

11.3%

Euro

Markets

20.8%

Other

14.2%

Year to Date

United
States

53.1%

UK

11.1%

Euro

Markets

21.4%

Other

14.4%

6

(a)  “Growth” is the year-over-year increase or decrease from the prior period.

2007 Revenue By Geography

$ Mix

$ Growth(a)

$ Mix

$ Growth(a)

United States

1,659.7

$

124.3

$

United States

3,203.5

$

235.1

$

Organic

121.7

Organic

232.1

Acquisition

2.6

Acquisition

3.0

International

1,466.4

$

178.4

$

International

2,763.2

$

345.3

$

Organic

86.1

Organic

164.0

Acquisition

3.6

Acquisition

5.3

FX

88.7

FX

176.0

$ Mix

% Growth(a)

$ Mix

% Growth(a)

United States

1,659.7

$

8.1%

United States

3,203.5

$

7.9%

Euro Currency Markets

667.8

16.9%

Euro Currency Markets

1,243.0

17.7%

United Kingdom

347.4

14.3%

United Kingdom

673.4

16.6%

Other

451.2

9.3%

Other

846.8

7.9%

Cash Flow – GAAP Presentation (condensed)

2007

2006

Net Income

459.7

$

409.7

$

  Stock-Based Compensation Expense

36.2

33.9

  Depreciation and Amortization

98.3

90.3

  Other Non-Cash Items to Reconcile to Net Cash Provided by Operations

43.4

37.4

  Other Changes in Working Capital

(670.6)

(374.6)

  Excess Tax Benefit on Stock Compensation

(14.5)

(10.1)

Net Cash (Used) Provided by Operations

(47.5)

186.6

  Capital Expenditures

(101.2)

(73.0)

  Acquisitions

(143.9)

(138.5)

  Other Investing Activities, net

141.3

332.4

  Repayment of LT Notes Receivable

-

13.5

Net Cash (Used) Provided by Investing Activities

(103.8)

134.4

  Dividends

(84.2)

(89.8)

  Proceeds from Issuance of Debt

0.7

995.8

  Repayment of Debt

(0.2)

(134.1)

  Stock Repurchases

(756.8)

(978.6)

  Share Transactions Under Employee Stock Plans

66.3

173.5

  Excess Tax Benefit on Stock Compensation

14.5

10.1

  Other Financing Activities

(43.5)

(42.7)

Net Cash Used by Financing Activities

(803.2)

(65.8)

Effect of exchange rate changes on cash and cash equivalents

(12.6)

1.0

Net (Decrease) Increase in Cash and Cash Equivalents

(967.1)

$

256.2

$

6 Months Ended June 30,

Current Credit Picture

(a) “Operating Income (EBIT)” and “Net Interest Expense”  calculations shown are the latest twelve month (“LTM”)  figures for the periods specified.

       Although our bank agreements reference EBITDA, we have used EBIT for this presentation because EBITDA is a non-GAAP measure.

(b)   In June 2006, holders of our Convertible Notes Due 6/15/33 were offered a supplemental interest payment not to put the notes to us for repurchase and to consent to certain amendments to the notes, including extending the maturity date on such notes.  Holders of $467.3 million of notes consented to the amendments, thus creating the Convertible Notes Due 7/1/38.  The remaining holders of the notes put the notes to us for repurchase.

2007

2006

Operating Income (EBIT)(a)

$

1,559

$

1,402

Net Interest Expense(a)

$

91.4

$

73.5

EBIT / Net Interest

17.1

x

19.1

x

Net Debt / EBIT

1.4

x

1.5

x

Debt:

Bank Loans (Due Less Than 1 Year)

$

11

$

17

CP Issued Under $2.5B - 5 Year Revolver Due 6/23/11

-

-

Convertible Notes Due 2/7/31

847

847

Convertible Notes Due 7/31/32

727

892

Convertible Notes Due 6/15/33

(b)

-

40

Convertible Notes Due 7/1/38

(b)

467

427

10 Year Notes Due 4/15/16

996

995

Other Debt

19

19

Total Debt

$

3,067

$

3,237

Cash and Short Term Investments

821

1,135

Net Debt

$

2,246

$

2,102

LTM ended June 30,

Current Liquidity Picture

(a)

Credit facility expires June 23, 2011.

(b)

Represents uncommitted facilities in the U.S., U.K. and Canada. These amounts are excluded from our available liquidity for purposes of this presentation.

Total Amount

Of Facility

Outstanding

Available

Committed Facilities

5 Year Revolver

(a)

2,500

$

-

$

2,500

$

Other Committed Credit Facilities

11

11

-

Total Committed Facilities

2,511

11

2,500

Uncommitted Facilities

(b)

372

-

-

(b)

Total Credit Facilities

2,883

$

11

$

2,500

$

Cash and Short Term Investments

821

Total Liquidity Available

3,321

$

As of June 30, 2007

Acquisitions Summary

Acquisition Related Expenditures

Note: See appendix for subsidiary acquisition profiles.

Includes acquisitions of a majority interest in agencies resulting in their consolidation.

Includes acquisitions of additional equity interests in existing affiliate agencies resulting in their majority ownership and consolidation.

Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.

Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.

Includes additional consideration paid for acquisitions completed in prior periods.

(a)

(b)

(c)

(d)

(e)

New Subsidiary Acquisitions (a)

17

$

Affiliates to Subsidiaries (b)

-

Affiliates (c)

-

Existing Subsidiaries (d)

32

Earn-outs (e)

97

Total Acquisition Expenditures

146

$

6 Months YTD 2007

Potential Earn-out Obligations

The following is a calculation of future earn-out obligations as of
June 30, 2007, assuming that the underlying acquired agencies continue to perform at their current levels: (a)

(a)

The ultimate payments will vary as they are dependent on future events and changes in FX rates.

12

2007

2008

2009

2010

Thereafter

Total

62

$

125

$

73

$

97

$

34

$

391

$

Potential Obligations

(a)  The ultimate payments will vary as they are dependent on future events and changes in FX rates.

In conjunction with certain transactions, Omnicom has agreed to acquire (at the sellers’ option) additional equity interests. If these rights are exercised, there would likely be an increase in our net income as a result of our increased ownership and the reduction of minority interest expense.  The following is a calculation of  these potential future obligations (as of June 30, 2007), assuming these underlying acquired agencies continue to perform at their current levels: (a)

Currently

Exercisable

Not Currently

Exercisable

Total

Subsidiary Agencies

143

$

76

$

219

$

Affiliated Agencies

65

7

72

Total

208

$

83

$

291

$

expertcommunications INC

Direct marketing done right.

Second Quarter Acquisitions

ECI

ECI is an award winning direct response agency specializing in one-to-one marketing for highly regulated industries, such as financial services, healthcare, telecommunications and utilities.

In addition to its full-service agency capabilities, ECI offers comprehensive in-house database resources, with on-site data warehousing, modeling and analysis.

ECI will operate as a member of the Star Marketing Group and is located in San Francisco, California.

Second Quarter Acquisitions

ASA Events

ASA Events is a youth lifestyle marketing and entertainment

company that connects brands to consumers through

professional and amateur sports events.  ASA Events’ services include event design and production, mobile marketing, action sports consulting and management of proprietary content related to action sports events.

The company is a member of the Radiate Group of companies

and is located in Culver City, California.